Disposal of subsidiary	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
Disposal of subsidiary

13. Disposal of subsidiary

As a subsidiary of the Company, Shanghai Hepai Investment Management Co., Ltd. (“Hepai”) sourced funds from investors who were investing in alternative investment product and used these funds to originate loans on the PPDAI platform. The funds received from the investors were recorded as funds payable to investors within Accrued expenses and other liabilities. The interest due to investors or the alternative investment product was accrued based on the expected rate of return using the effective interest rate method.

Interest due to investors on the alternative investment product, interest earned or the loans receivable from borrowers and the loan provision losses are recorded in net interest income (expense) and loan provision losses in the consolidated statement of comprehensive income (loss).

On September 30, 2016, the following transactions were completed pursuant to a share purchase agreement among Beijing Paipairongxin and third parties. Beijing Paipairongxin transferred 100% ownership interest in Hepai to the third parties in return for consideration of RMB20,000 in the form of a note. As a result of the Group’s loss of control over Hepai on September 30, 2016, the Group derecognized the assets and liabilities and recorded a gain of RMB20,611 on the disposal, which is the difference between the consideration of RMB20,000 and the carrying value of the subsidiary, net liability of RMB611. The Group has received the first instalment of RMB14,000 in December 2016 and the remaining RMB6,000 was received in February, 2017.